UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024 (August 23, 2024)

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 22, 2023, a trust (the “Trust”), the beneficiaries of which are the Chief Executive Officer of TicketSmarter, Inc. (“TicketSmarter”), a subsidiary of Digital Ally, Inc., and his spouse, contributed cash in the amount of $2,325,000 to TicketSmarter to support the TicketSmarter’s operations. The transaction was recorded as a related party note payable (the “TicketSmarter Related Party Note”).

On August 19, TicketSmarter entered into an amendment to the TicketSmarter Related Party Note (the “Amendment”) by and between TicketSmarter and the Trust. Pursuant to the Amendment, from and after the date of the Amendment, the principle and accrued interest on the TicketSmarter Related Party Note shall be paid in full by December 31, 2025 as follows: Payments of principal and accrued interest from the date of the original TicketSmarter Related Party Note dated September 22, 2023 at 13.25% interest shall be paid by TicketSmarter to the Trust on the outstanding principal balance in weekly principal payments of $54,000 each, together with accrued interest, commencing on January 2, 2025 and continuing on the second business day of each week for 50 weeks until the principal is paid in full, without notice or demand. Any outstanding principal or interest will be paid in full by December 31, 2025. Pursuant to the Amendment, TicketSmarter and the Trust agreed that there has been, and there is currently, no event of default under the TicketSmarter Related Party Note and that the interest rate of 13.25% per annum remains in full force and effect from the date of the original TicketSmarter Related Party Note, September 22, 2023.

Except as stated above, the Amendment does not result in any other substantive changes to the TicketSmarter Related Party Note.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman and Chief Executive Officer